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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 26, 1998

                           -------------------------


                         INTERNATIONAL COMPUTEX, INC.
            (Exact name of registrant as specified in its charter)



            Georgia                     1-12909                58-1938206
(State or other jurisdiction of       (Commission           (I.R.S.Employer
 incorporation or organization)       File Number)         Identification No.)



                    5500 Interstate North Parkway, Suite 507
                          Atlanta, Georgia 30328-4662
          (Address of principal executive offices, including Zip Code)


                                  770/953-1464
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)



                            Exhibit Index on Page 3
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Item 5.  Other Events.
         ------------

         See description of event in the press release dated February 26, 1998, attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits:
              --------

              99.1  Press Release dated February 26, 1998.



                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL COMPUTEX, INC.
                                     (Registrant)

Date:  2-26-98                       By: /s/ Ralph E. Walter
                                         -------------------
                                         Name and Title: Ralph E. Walter
                                                         Chief Financial Officer



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                                 EXHIBIT INDEX



     Description                                   Page
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99.1 Press Release dated February 26, 1998          4




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